Exhibit 10.1

Execution Version

AMENDMENT NO. 2 TO CREDIT AGREEMENT
This AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment No. 2”), is made and entered into as of August 25, 2025, by and among (i) BUZZFEED MEDIA ENTERPRISES, INC. as borrower agent (the “Borrower Agent”), AFTER KICKS Inc. (f/k/a/ Complex Media, Inc.), BF ACQUISITION HOLDING CORP., BUZZFEED FC, INC., BUZZFEED HOLDINGS, LLC, BUZZFEED MOTION PICTURES, INC., BUZZFEED, INC., CM PARTNERS, LLC, ET ACQUISITION SUB, INC., ET HOLDINGS ACQUISITION CORP., LEXLAND STUDIOS, INC., LXL DEVELOPMENT, INC., PRODUCT LABS, INC., THEHUFFINGTONPOST.COM, INC., THEHUFFINGTONPOST HOLDINGS LLC, TORANDO LABS INC., each a Delaware limited liability company or corporation, and TURBO CACTUS LLC, a California limited liability company (each a “Borrower” and together with Borrower Agent, collectively, the “Borrowers”), (ii) BuzzFeed Canada, Inc., BuzzFeed Studios Canada Inc., and HuffPost Studios Canada Inc. (each a “Guarantor” and together with the Borrowers, collectively, the “Loan Parties”), (iii) BANNER COMMERCIAL FUNDING (CAYMAN) L.P. as Lender (the “Lender”) and (iv) SOUND POINT AGENCY LLC as administrative agent and as collateral agent for the Lenders and all other Secured Parties (in such capacity, the “Agent” and together with the Loan Parties and the Lender, the “Parties”).
WHEREAS, the Borrowers, the Lender, and the Agent are party to that certain Credit Agreement dated as of May 23, 2025 (as amended by that certain Amendment No. 1 to the Credit Agreement dated as of July 31, 2025, and as further amended, restated, amended and restated, extended, supplemented and/or otherwise modified prior to the Amendment No. 2 Effective Date, the “Existing Credit Agreement” and as amended by this Amendment No. 2, the “Credit Agreement”); and
WHEREAS, the Parties in accordance with Section 11.05 of the Existing Credit Agreement, wish to make certain amendments to the Existing Credit Agreement to, among other things, increase the allowed Overadvance amounts.
NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:
ARTICLE I

DEFINITIONS
Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Credit Agreement.

ARTICLE II

AMENDMENTS TO EXISTING CREDIT AGREEMENT
Section 2.01    The Credit Agreement is hereby amended as follows.
1.    Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:
(a)    “Amendment No. 2” means that certain Amendment No. 2 to Credit Agreement dated as of August 25, 2025 among the Loan Parties, Lender and Agent;
(b)    “Amendment No. 2 Commitment” means, as of the Amendment No. 2 Effective Date, $5,000,000;
(c)    “Amendment No. 2 Effective Date” means August 25, 2025;
(d)    “Amendment No. 2 Fee Letter” means that certain Fee Letter, dated on or around August 25, 2025, by and among the Borrower Agent and the Agent;
(e)    “Fee Letters” means (i) that certain Fee Letter, dated May 23, 2025, by and among the Borrower Agent and the Agent and (ii) the Amendment No. 2 Fee Letter;
2.    The definition of “Aggregate Commitment” in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:
“Aggregate Commitment” means $45,000,000, as such amount may be decreased by the amount of any permanent reductions in the Commitments made in accordance with Section 2.05;
3.    The definition of “Borrowing” in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:
“Borrowing” means (i) the borrowing on the Closing Date and (ii) the borrowing on the Amendment No. 2 Effective Date;
4.    The definition of “Commitment” in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:
“Commitment” means, with respect to each Lender, the commitment of such Lender to make the Loans hereunder on (i) the Closing Date and (ii) the Amendment No. 2 Effective Date, in an amount equal to the principal amount set forth opposite such Lender’s name on Annex A hereto under the heading “Closing Date Commitment” or “Amendment No. 2 Commitment” as applicable. As of the Amendment No. 2 Effective Date, prior to giving effect to any funding of Loans on the Amendment No. 2 Effective Date, the aggregate principal amount of unfunded Commitments is $5,000,000;
5.    The definition of “Interest Period” in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:
“Interest Period” means (i) the period commencing on the date of a Term SOFR Borrowing and ending on the last calendar day of the first full calendar month ending thereafter and (ii) thereafter, each Interest Period shall commence on the first calendar date of any month and end of the last calendar day of such month; provided, however, that (i) no Interest Period shall extend beyond the Maturity Date of such Loan, (ii) whenever the last day of an Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, and (iii) if there is no corresponding date of the month that is one (1) month after the first day of an Interest Period, such Interest Period shall end on the last Business Day of such first month. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.
6.    The definition of “Loans” in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:
“Loans” means the loans and financial accommodations made by the Lenders hereunder or under this Agreement including the term loan made on the Closing Date, the term loan made on the Amendment No. 2 Effective Date, the Protective Advances and any Overadvances;
7.    Section 2.01(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(a)    Loans; Borrowing Base. Subject to the terms and conditions set forth herein and in Amendment No. 2, each Lender severally agrees to make loans (together with the Overadvances, the “Loans”) to the Borrowers (y) in a single draw on the Closing Date and (z) in a single draw on the Amendment No. 2 Effective Date, in each case, in Dollars; provided, that the aggregate Loans made on the Closing Date shall not exceed the aggregate Commitments set forth on Annex A under the heading “Closing Date Commitment”, the aggregate Loans made on the Amendment No. 2 Effective Date shall not exceed the aggregate Commitments set forth on Annex A under the heading “Amendment No. 2 Commitment” and the aggregate Loans made hereunder shall not exceed the Aggregate Commitment. No amount of the Loans repaid may be reborrowed. The Loans may consist of Base Rate Loans or Term SOFR Loans, or a combination thereof, as further provided herein. Upon each Lender’s making of its portion of the Loans, the Commitment of such Lender shall be terminated and may not be reinstated. The Loans funded on the Closing Date and the Amendment No. 2 Effective Date are intended to be fungible and constitute a single class of Loans.
8.    Section 2.05(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(b)    Mandatory Prepayments. In addition to any prepayment required in accordance with Section 9.02 as a result of an Event of Default hereunder, the Borrowers shall repay or prepay the Loans as follows:
(i)    within five (5) Business Days following the earlier of (x) any Borrower’s receipt of control over the funds collateralizing the Existing Letter of Credit and (y) August 31, 2026 (or such later date as the Agent may agree in writing in its sole discretion), the Borrower Agent shall pay Agent for the benefit of the Lenders the full amount of such funds (net of documented reasonable out of pocket costs and expenses payable to non-Affiliates and incurred in connection with the collection of such proceeds);
(ii)    immediately upon discovery by any Borrower or notice to Borrower Agent that any of the lending limit set forth in Section 2.01(a) has been exceeded (other than solely as a result of Protective Advances and Overadvances permitted under Section 2.10), Borrowers shall pay Agent for the benefit of the Lenders an amount sufficient to reduce the outstanding principal balance of the Loans, to the applicable maximum allowed amount, and such amount shall become due and payable by Borrowers without the necessity of a demand by Agent or any Lender;
(iii) the Borrowers shall repay the Loans on February 20, 2026, in a principal amount of the Loans equal to $5,000,000; and
(iv) on the Maturity Date, the Borrowers shall pay the entire outstanding principal amount of the Loans, together with all accrued and unpaid interest thereon and all fees and Lender Group Expenses payable by Borrowers hereunder.
Together with each prepayment under this Section 2.05(b), the Borrowers shall pay any accrued and unpaid interest on the principal amount of the Loans prepaid and the prepayment premium, if any, with respect thereto. Notwithstanding the terms of the Fee Letters to the contrary, no prepayment premium shall be payable with respect to any prepayment under Section 2.05(b)(i) or (iii).
9.    Section 2.10(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(a)    Subject to the limitations set forth below and notwithstanding anything to the contrary in this Agreement, Agent is authorized by Borrowers and the Lenders, from time to time, to make Loans to Borrowers, on behalf of all

Lenders, which Agent, in its Permitted Discretion deems necessary or desirable to, among others:
(i)    preserve or protect the Collateral, or any portion thereof (such Loans, “Protective Advances”);
(ii)    enhance the likelihood of, or maximize the amount of, repayment of the Loans or other Obligations;
(iii)    permit the Borrowers’ redemption repayment, repurchase or other retirement of the Senior Convertible Notes together with accrued and unpaid interest thereon; or
(iv)    to pay any other amount chargeable to or required to be paid by the Loan Parties pursuant to the terms of this Agreement, including payments of reimbursable expenses (including fees and Lender Group Expenses) and other sums payable under the Loan Documents;
provided that (A) the aggregate amount of Protective Advances plus Overadvances outstanding at any time shall not at any time exceed (1) on or after the Amendment No. 2 Effective Date and until February 20, 2026, $25,000,000, (2) from February 20, 2026 and until the date that a mandatory prepayment is required under Section 2.05(b)(i), $20,000,000, (3) from the date such mandatory prepayment is required until the second anniversary of the Closing Date, $10,000,000 and (4) following the second anniversary of the Closing Date, $5,000,000, and (B) in no event shall the making of any Protective Advance cause the aggregate outstanding amount of Loans to exceed the Aggregate Commitment. Protective Advances may be made even if the conditions precedent to Borrowing set forth in Section 4.01 have not been satisfied. Notwithstanding anything to the contrary set forth in Section 2.02, Agent may request the Lenders to make a Loan to repay a Protective Advance. At any other time Agent may require the Lenders to fund their risk participations described in Clause (b) below.
10.    Annex A to the Credit Agreement is hereby amended by replacing it with Annex A to this Amendment.
ARTICLE III

EFFECTIVENESS OF THIS AMENDMENT NO. 2; CONTINUING EFFECT
Except as expressly set forth in Article II hereof, nothing in this Amendment No. 2 shall constitute a modification or alteration of the terms, conditions or covenants of the Existing Credit Agreement, or a waiver of any terms or provisions thereof, and the Existing Credit Agreement shall remain unchanged and shall continue in full force and effect, as amended hereby.

ARTICLE IV

CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT NO. 2
This Amendment No. 2 shall be effective upon the date (the “Amendment No. 2 Effective Date”) the Agent has confirmed satisfaction of the following conditions:
(i)    the Agent’s receipt of the following:
(I)    one or more counterparts of this Amendment No. 2 by the Loan Parties, Lender and the Agent;
(II)    a counterpart to the Amendment No. 2 Fee Letter (together with this Amendment No. 2, the “Amendment No. 2 Documents”) from the Borrower Agent;
(III)    a Notice of Borrowing for Loans to be advanced on the Amendment No. 2 Effective Date;
(IV)    a financial condition certificate of a Responsible Officer of Borrower Agent, in form and substance satisfactory to Agent;
(V)     (i) a certification by a Responsible Officer of each Loan Party that there has been no change to each Loan Party’s Governing Documents from the most recent copies delivered to the Agent; (ii) a certification by a Responsible Officer of each Loan Party that there has been no change to each Loan Party’s signature and incumbency certificates from the most recent copies delivered to the Agent; (iii) resolutions of the board of directors or similar governing body of each Loan Party approving and authorizing the execution, delivery and performance of the Amendment No. 2 Documents and the other Loan Documents to which it is a party or by which it or its assets may be bound as of the Amendment No. 2 Effective Date, certified as of the Amendment No. 2 Effective Date by its secretary or another Responsible Officer as being in full force and effect without modification or amendment; and (iv) a good standing certificate from the applicable Governmental Authority of each Loan Party’s jurisdiction of incorporation, organization or formation, each dated a recent date prior to the Amendment No. 2 Effective Date;
(ii)    the Borrower Agent shall have paid the fees and other payments required under the Amendment No. 2 Fee Letter and reasonable and documented out-of-pocket fees and Lender Group Expenses payable under the Credit Agreement or this Amendment No. 2; and

(iii)    after giving effect to this Amendment No. 2, no event shall have occurred and be continuing or would result from the effectiveness of this Amendment No. 2 that would constitute an Event of Default or a Default.
ARTICLE V

REPRESENTATIONS AND WARRANTIES
Each Loan Party makes the following representation and warranty to the Agent and Lenders to induce them to enter into this Amendment No. 2:
1.    Each Loan Party (i) is an Entity duly organized (or incorporated, as the case may be), validly existing and in good standing (to the extent such concept exists in the relevant jurisdiction) under the laws of the jurisdiction of its incorporation, organization or formation, (ii) has the requisite power and authority to own its properties and assets and to transact the businesses in which it presently is, or proposes to be, engaged, except to the extent that the failure own such properties and assets or transact business in such a way could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect and (iii) is duly qualified, authorized to do business and in good standing (to the extent such concept exists in the relevant jurisdictions) in each jurisdiction where it presently is, or proposes to be, engaged in business, except to the extent that the failure so to qualify or be in good standing could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.
2.    Each Loan Party has the requisite power and authority to execute, deliver and perform its obligations under the Amendment No. 2 and the Credit Agreement.
3.    The Borrower Agent has the requisite power and authority to execute, deliver and perform its obligations the Amendment No. 2 Fee Letter.
4.    The execution, delivery and performance of the Amendment No. 2 Documents to which each Loan Party is party, as applicable (i) do not and will not contravene any of the Governing Documents of such Loan Party, (ii) do not and will not contravene any material Requirement of Law, (iii) do not and will not contravene any Material Contract, except as such contravention could not be reasonably expected, individually or in the aggregate, to have a Material Adverse Effect, and (iv) do not and will not result in the imposition of any Liens upon any of its properties except for Permitted Liens.
5.    No consent, authorization or approval of, or filing with or other act by, any Governmental Authority or any other Person is required in connection with the execution, delivery or performance of the Amendment No. 2 Documents, or the consummation of the transactions contemplated hereby, except for filings and recordings with respect to the Collateral, as applicable.
6.    Each Amendment No. 2 Document, when executed and delivered, will be, the legal, valid and binding obligation of each Loan Party party thereto and the Credit Agreement (as amended by this Amendment No. 2) will be the legal, valid and binding obligation of each Loan Party party thereto, and each of Amendment No. 2, the Amendment No. 2 Fee Letter and the Credit Agreement will be enforceable in accordance with its terms, except as enforceability may be limited by (i) bankruptcy, insolvency or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
7.    After giving effect to this Amendment No. 2, all representations and warranties of the Loan Parties set forth in the Loan Documents are true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of such extension of credit, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date).
8.    After giving effect to this Amendment No. 2, no Default or Event of Default shall have occurred and be continuing on the date hereof.
ARTICLE VI

MISCELLANEOUS
Section 6.01    Effect of this Amendment No. 2. The execution, delivery and effectiveness of this Amendment No. 2 shall not operate as a waiver of any right, power or remedy of the Agent under the Existing Credit Agreement, nor constitute a waiver of any provision of the Existing Credit Agreement. Without limiting the foregoing, nothing herein (including the satisfaction, waiver and/or acceptance of any condition precedent set forth in Article IV) shall constitute an acceptance by the Agent of any calculation or certification provided by any Loan Party or its Subsidiaries nor shall it be considered an agreement (explicit or implicit) by any Party to any interpretation of any definition, term or condition set forth in the Existing Credit Agreement. This Amendment No. 2 constitutes a Loan Document.
Section 6.02    Counterparts. This Amendment No. 2 may be executed in any number of counterparts and by different parties on separate counterparts. Each of such counterparts shall be deemed to be an original, and all of such counterparts, taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this Amendment No. 2 by telecopier or other electronic transmission (i.e., in “pdf” or “tif” format) shall be equally effective as delivery of a manually executed counterpart.
Section 6.03    Severability. Any provision of this Amendment No. 2 held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
Section 6.04    Headings. Paragraph headings used herein are for convenience of reference only, are not part of this Amendment No. 2 and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment No. 2.
Section 6.05    Entire Agreement. This Amendment No. 2 contains the entire agreement of the parties with respect to the subject matter hereof and thereof and supersede all prior negotiations, agreements and understandings with respect thereto, both written and oral. This Amendment No. 2 may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten or oral agreements between the parties.
Section 6.06.     Reaffirmation of Guaranty. Each Guarantor consents to the execution and delivery by the Loan Parties of this Amendment and the consummation of the transactions described herein, and ratifies and confirms the terms of the Guaranty to which such Guarantor is a party with respect to the indebtedness now or hereafter outstanding under the Credit Agreement and all promissory notes issued thereunder. Each Guarantor acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of the Loan Parties to the Lenders or any other obligation of the Loan Parties, or any actions now or hereafter taken by the Lenders with respect to any obligation of the Loan Parties, the Guaranty to which such Guarantor is a party (i) is and shall continue to be a primary obligation of such Guarantor, (ii) is and shall continue to be an absolute, unconditional, continuing and irrevocable guaranty of payment, and (iii) is and shall continue to be in full force and effect in accordance with its terms. Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of any Guarantor under the Guaranty to which such Guarantor is a party.

Section 6.07.    Acknowledgment of Perfection of Security Interest. Each Loan Party hereby acknowledges that, as of the date hereof, the security interests and liens granted to Agent and the Lenders under the Credit Agreement and the other Loan Documents are in full force and effect, are properly perfected and are enforceable in accordance with, and to the extent required by, the terms of the Credit Agreement and the other Loan Documents.

Section 6.08.    No Novation. This Amendment No. 2 is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement and the other Loan Documents or an accord and satisfaction in regard thereto.

Section 6.09.    Binding Nature. This Amendment No. 2 shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and permitted assigns. No third party beneficiaries are intended in connection with this Amendment.

Section 6.10.    Expenses. The Loan Parties agree to pay promptly following delivery of a summary invoice all reasonable out-of-pocket costs and expenses of Agent and Lenders in connection with the preparation, negotiation, execution and delivery of this Amendment No. 2.

ARTICLE VII

GOVERNING LAW; VENUE
Section 7.01    THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT NO. 2 AND THE OTHER LOAN DOCUMENTS AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, WHETHER SOUNDING IN CONTRACT, TORT OR EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND DECISIONS OF THE STATE OF NEW YORK.
Section 7.02    THE PARTIES HERETO HEREBY AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AMENDMENT NO. 2 SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN CITY AND THE COUNTY OF NEW YORK, STATE OF NEW YORK. EACH OF THE PARTIES TO THIS AGREEMENT WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS Article VII.
ARTICLE VIII

INCORPORATION OF EXISTING CREDIT AGREEMENT PROVISIONS
The provisions of Sections 11.04, 11.08, 11.13 and 11.19 of the Existing Credit Agreement are incorporated herein by reference and shall apply in all respects to this Amendment No. 2.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed by their respective authorized officers as of the day and year first above written.
BORROWERS:
BUZZFEED MEDIA ENTERPRISES, INC.

By:    /s/ Matt Omer
Name: Matt Omer
Title: Chief Financial Officer
AFTER KICKS INC.

By:    /s/ Matt Omer
Name: Matt Omer
Title: Treasurer
BF ACQUISITION HOLDING CORP.

By:    /s/ Matt Omer
Name: Matt Omer
Title: Treasurer
BUZZFEED, INC.

By:    /s/ Matt Omer
Name: Matt Omer
Title: Chief Financial Officer
BUZZFEED FC, INC.

By:    /s/ Matt Omer
Name: Matt Omer
Title: Treasurer
[Signature Page to Amendment No. 2 to BuzzFeed 2025 Credit Agreement]

BUZZFEED HOLDINGS, LLC

By:    /s/ Matt Omer
Name: Matt Omer
Title: Treasurer
BUZZFEED MOTION PICTURES, INC.

By:    /s/ Matt Omer
Name: Matt Omer
Title: Treasurer
CM PARTNERS, LLC.

By:    /s/ Matt Omer
Name: Matt Omer
Title: Treasurer
ET ACQUISITION SUB, INC.

By:    /s/ Matt Omer
Name: Matt Omer
Title: Treasurer
ET HOLDINGS ACQUISITION CORP.

By:    /s/ Matt Omer
Name: Matt Omer
Title: Treasurer
LEXLAND STUDIOS, INC.

By:    /s/ Matt Omer
Name: Matt Omer
Title: Treasurer
[Signature Page to Amendment No. 2 to BuzzFeed 2025 Credit Agreement]

LXL DEVELOPMENT, INC.

By:    /s/Lauren Spector
Name: Lauren Spector
Title: President & Secretary
PRODUCT LABS, INC.

By:    /s/ Matt Omer
Name: Matt Omer
Title: Treasurer
THEHUFFINGTONPOST.COM, INC.

By:    /s/ Matt Omer
Name: Matt Omer
Title: Vice President & Treasurer
THEHUFFINGTONPOST HOLDINGS LLC

By:    /s/ Matt Omer
Name: Matt Omer
Title: Treasurer
TORANDO LABS INC.

By:    /s/ Matt Omer
Name: Matt Omer
Title: Treasurer
TURBO CACTUS LLC

By:    /s/ Matt Omer
Name: Matt Omer
Title: Vice President & Treasurer
[Signature Page to Amendment No. 2 to BuzzFeed 2025 Credit Agreement]

BUZZFEED CANADA, INC. By: /s/ Matt Omer_____________________ Name: Matt Omer Title: Treasurer

BUZZFEED STUDIOS CANADA INC.

By:    /s/ Heather Hutchinson______________
Name: Heather Hutchinson
Title: President

HUFFPOST STUDIOS CANADA INC.

By:    /s/ David Arroyo___________________
Name: David Arroyo
Title: President

[Signature Page to Amendment No. 2 to BuzzFeed 2025 Credit Agreement]

AGENT:
SOUND POINT AGENCY LLC, as Agent
By:    /s/ Vince D'Arpino
Name: Vince D'Arpino
Title: Deputy General Counsel

LENDER:
BANNER COMMERCIAL FUNDING (CAYMAN) L.P.

By:    /s/ Vince D'Arpino
Name: Vince D'Arpino
Title: Deputy General Counsel

[Signature Page to Amendment No. 2 to BuzzFeed 2025 Credit Agreement]

ANNEX A
LENDERS AND COMMITMENTS

Lender	Closing Date Commitment	Amendment No. 2 Commitment
BANNER COMMERCIAL FUNDING (CAYMAN) L.P.	$40,000,000.00	$5,000,000.00
TOTAL	$40,000,000.00	$5,000,000.00

Address:
375 Park Avenue, 34th Floor
New York, NY 10152
Attention: Marc Sole;     Morgan O’Neill
Phone: 212-468-5702
Email:moneill@soundpointcap.com; msole@soundpointcap.com